                                                                    EXHIBIT 99.3

                   LETTER OF TRANSMITTAL AND FORM OF ELECTION

     TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE BIBB COMPANY WHEN SUBMITTED PURSUANT TO AN ELECTION IN CONNECTION WITH THE PROPOSED MERGER OF THE BIBB COMPANY WITH AND INTO DAN RIVER INC.

     A PROPERLY EXECUTED LETTER OF TRANSMITTAL AND FORM OF ELECTION, ALONG WITH THE STOCK CERTIFICATES COVERED THEREBY OR A GUARANTEE OF DELIVERY OF SUCH CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT BY THE CLOSE OF BUSINESS ON THE LAST BUSINESS DAY PRIOR TO THE DATE WHEN THE MERGER BECOMES EFFECTIVE (THE "ELECTION DATE") WHICH IS EXPECTED TO OCCUR ON THE DATE OF THE BIBB SPECIAL MEETING ON SEPTEMBER 28, 1998. IF A HOLDER OF BIBB COMMON STOCK (A "BIBB STOCKHOLDER") DOES NOT MAKE AN EFFECTIVE ELECTION, SUCH STOCKHOLDER MAY RECEIVE EITHER CASH, SHARES OF DAN RIVER COMMON STOCK OR A COMBINATION THEREOF, AS DETERMINED BY THE EXCHANGE AGENT.

To: Wachovia Bank, N.A., Winston-Salem Exchange Agent (Telephone:
1-800-633-4236)

DELIVERING BY REGISTERED MAIL     PERSONALLY DELIVERING        DELIVERING BY OVERNIGHT            NEW YORK DROP
   Wachovia Bank, N.A. --        Wachovia Bank, N.A. --                COURIER               Wachovia Bank, N.A. --
       Exchange Agent                Exchange Agent            Wachovia Bank, N.A. --            Exchange Agent
  Corporate Reorganizations       Shareholder Services             Exchange Agent           c/o Boston EquiServe L.P.
        P.O. Box 9061                  Department             Corporate Reorganizations    Corporate Reorganizations,
      Boston, MA 02205         Wachovia East Building, 2nd       70 Campanelli Drive          3rd Floor 55 Broadway
                                          Floor                  Braintree, MA 02184           New York, NY 10006
                                 301 North Church Street
                                 Winston-Salem, NC 27101

                           BY FACSIMILE TRANSMISSION:

                        (for Eligible Institutions Only)
                                 (781) 794-6352

                             Confirm by Telephone:
                                 (781) 794-6388
---------------

* Deliveries made to an address other than any of the addresses stated above will not be acceptable and Wachovia Bank, N.A. will not be responsible therefor.

Dear Sirs:

     In connection with the merger (the "Merger") of The Bibb Company, a Delaware corporation ("Bibb") with and into Dan River Inc., a Georgia corporation ("Dan River"), the undersigned hereby submits the certificates listed below, which, prior to the Merger, represented shares of common stock, par value $.01 per share, of Bibb ("Bibb Common Stock"), and indicates a preference, subject as set forth below, to have each share of Bibb Common Stock represented by such certificate converted into either (i) the right to receive
0.84615 shares of Class A Common Stock, par value $.01 per share ("Dan River Class A Common Stock"), of Dan River, (ii) the right to receive $16.50 in cash, without interest, or (iii) the right to receive a combination of shares of Dan River Class A Common Stock and cash determined in accordance with Section 2.1 of the Agreement and Plan of Merger, dated June 28, 1998, as amended August 14, 1998, by and between Dan River and Bibb (the "Merger Agreement"). It is understood that the following election(s) is (are) subject to the terms, conditions and limitations set forth in (i) the Joint Proxy Statement/Prospectus
dated August   , 1998 relating to the Merger (the "Joint Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the Merger Agreement annexed as Annex A to the Joint Proxy Statement, and (iii) the accompanying Instructions. The undersigned understands that neither certificates nor scrip representing fractional shares of Dan River Class A Common Stock will be issued, but in lieu thereof each holder of Bibb Common Stock, who would otherwise have been entitled to a fraction of a share of Dan River Class A Common Stock will be paid cash equal to the fractional portion of the arithmetic mean of the closing sales price of a share of Dan River Class A Common Stock as reported on the New York Stock Exchange (the "NYSE"), for each of the ten consecutive trading days ending with the trading day which occurs five trading days immediately prior to the closing date of the Merger.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates and to receive on behalf of the undersigned, in exchange for the shares of Bibb Common Stock represented thereby, any check for the cash or any certificate for the shares of Dan River Class A Common Stock issuable in the Merger. If certificates are not delivered herewith, there is furnished below a guarantee of delivery of such certificates for shares of Bibb Common Stock from a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

     Unless otherwise indicated under Special Payment Instructions, please issue any check and any certificate for shares of Dan River Class A Common Stock in the name of the registered holders of the Bibb Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any check and any certificate for shares of Dan River Class A Common Stock to the registered holders of the Bibb Common Stock at the address or addresses shown below.

                                                 ------------------------------------------------------------------
                                                                       Certificate(s) enclosed
                                                                      (Attach list if necessary)
---------------------------------------------------------------------------------------------------------------------
      Name and address of registered owner                      Certificate number                 Number of shares:
                (Please fill in)
---------------------------------------------------------------------------------------------------------------------

                                                  ------------------------------------------------------------------

                                                  ------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                   Total shares   ------------------

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

     A PROPERLY EXECUTED LETTER OF TRANSMITTAL AND FORM OF ELECTION, ALONG WITH THE STOCK CERTIFICATES COVERED THEREBY OR A GUARANTEE OF DELIVERY OF SUCH CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT BY THE ELECTION DATE. IF A BIBB STOCKHOLDER DOES NOT MAKE AN EFFECTIVE ELECTION, SUCH STOCKHOLDER MAY RECEIVE EITHER CASH, SHARES OF DAN RIVER CLASS A COMMON STOCK OR A COMBINATION THEREOF, AS DETERMINED BY THE EXCHANGE AGENT.

Combined Letter of Transmittal and Form of Election. If the box following this sentence is checked, two or more holders, either of whom may be deemed constructively to own the other's shares of Bibb Common Stock by reason of the attribution rules of Section 318 of the Internal Revenue Code of 1986, as amended (the "Code"), are hereby submitting a Combined Letter of Transmittal and Form of Election (see Instruction E(5)). [ ]

-------------------------------------------------------------------------------------------------------------------------
            CERTIFICATE ENCLOSED OR DELIVERY GUARANTEED                               TYPE OF ELECTION
                (ATTACH SEPARATE LIST IF NECESSARY)                             (SEE INSTRUCTIONS B, C AND E)
-------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL NUMBER OF   TOTAL NUMBER OF
                                                                      WHOLE SHARES      WHOLE SHARES     TOTAL NUMBER OF
                                                                     SUBJECT TO CASH  SUBJECT TO STOCK    WHOLE SHARES
                                       TOTAL NUMBER OF SHARES       ELECTION ($16.50  ELECTION (0.84615  SUBJECT TO NON-
       CERTIFICATE NUMBER            REPRESENTED BY CERTIFICATE*       PER SHARE)          SHARES)          ELECTION

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                   TOTAL SHARES:
                                     ---------------------------------------------------------------------------------

---------------

* If you wish to make the same election for all shares of Bibb Common Stock represented by a certificate, make a check mark [X] in the column indicating such election opposite the certificate number. If you wish to make an election as to fewer than all shares of Bibb Common Stock evidenced by a certificate, indicate the number of shares in the appropriate columns, opposite the certificate number, as to which the election is made.

NOTE: The tax consequences to a Bibb Stockholder of an election vary depending upon, among other things, which of the above alternatives is chosen. For certain information as to the federal income tax consequences of each type of election, see "The Merger--Certain Federal Income Tax Consequences" in the Joint Proxy Statement.

IMPORTANT: In the event that elections to receive either cash or Dan River Class A Common Stock exceed the limitations set forth in the Merger Agreement and described in the Joint Proxy Statement, the shares of Bibb Common Stock as to which elections have been made to receive the form of consideration which is over-subscribed will be reduced pursuant to specified procedures.


---------------------------------------------    ---------------------------------------------
       SPECIAL PAYMENT INSTRUCTIONS                     SPECIAL DELIVERY INSTRUCTIONS
     (see Instructions E(7) and E(9))                      (see Instructions E(8))
   To be completed ONLY if the checks are to        To be completed only if the checks are to
 be made payable to or the certificates for       be made payable to or the certificates for
 shares of Dan River Class A Common Stock are     shares of Dan River Class A Common Stock are
 to be registered in the name of someone          to be issued in the name of the registered
 other than the registered holder(s) of Bibb      holder(s) of Bibb Common Stock, but are to
 Common Stock.                                    be sent to someone other than the registered
                                                  holder(s) or to an address other than the
 Name(s)                                          address of the registered holder(s) set
 -------------------------------------------      forth below.
 -------------------------------------------
            (Please Print)                        Name(s)
                                                  -------------------------------------------
 Address                                                         (Please Print)
---------------------------------------------
---------------------------------------------     Address
          (Including Zip Code)                    -------------------------------------------
---------------------------------------------     -------------------------------------------
        (Tax Identification or                                (Including Zip Code)
        Social Security  Number)

--------------------------------------------------------------------------------
             SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED
             (SEE INSTRUCTION E(7) CONCERNING SIGNATURE GUARANTEE)

-------------------------------------------------------------------------------------------------------------------
--------------------------------------------                 Name(s): -----------------------------------------
                                                                                    (Please Print)
--------------------------------------------                 Name(s): -----------------------------------------
                                                                                    (Please Print)
--------------------------------------------                 Name(s): -----------------------------------------
          Sigture(s) of Owner(s)                                                    (Please Print)

  Must be signed by registered holder(s) exactly as          Address: -----------------------------------------
  name(s) appear(s) on stock certificate(s) or by
  person(s) authorized to become registered holder(s)        --------------------------------------------------
  by certificates and documents transmitted herewith.
  If signature is by attorney, executor,                     --------------------------------------------------
  administrator, trustee or guardian or others acting            (Daytime Area Code and Telephone Number)
  in a fiduciary capacity, set forth full title and
  see Instruction E(3).                                       -------------------------------------------------
                                                                (Tax Identification or Social Security Number)

 Medallion Signature(s) Guaranteed: _______________________________________  Dated:  ______________ , 199     .
 (See Instruction E(7))                       (Authorized Signature)

-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
         (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)

  The undersigned is:
  a member of a registered national              ------------------------------
  securities exchange; or                             (Firm -- Please Print)

  a member of the National Association of        ------------------------------
  Securities Dealers, Inc.; or                        (Authorized Signature)

  a commercial bank or trust company
  having an office or correspondent in the       ------------------------------
  United States;
  and guarantees to deliver to the               ------------------------------
  Exchange Agent the certificates for                       (Address)
  shares of Bibb Common Stock to which
  this Letter of Transmittal and Form of         ------------------------------
  Election relates, duly endorsed in blank      (Area Code and Telephone Number)
  or otherwise in form acceptable for
  transfer on the books of Bibb, no later
  than 5:00 P.M. New York time on the
  third NYSE trading day after the
  Election Date.

-------------------------------------------------------------------------------
SEE INSTRUCTION F FOR INSTRUCTIONS CONCERNING THE COMPLETION OF THE SUBSTITUTE FORM W-9 BELOW.

-----------------------------------------------------------------------------------------------------------------
 SUBSTITUTE
 FORM W-9
                                     PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION   Taxpayer Identification Number
 PAYER'S REQUEST FOR TAXPAYER        NUMBER IN THE BOX AT RIGHT.                   (Social Security No. or
 IDENTIFICATION NUMBER                                                             Employer Identification No.)
 AND CERTIFICATION                                                                 ------------------------------
-----------------------------------------------------------------------------------------------------------------


 Under penalties of perjury, I certify that:

   (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a Taxpayer Identification Number to be issued to me), and

   (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Services ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

   You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
--------------------------------------------------------------------------------

 PRINT YOUR NAME:_______________________________________________________________
 SIGNATURE: _____________________________________ DATE: ________________________
--------------------------------------------------------------------------------

                          DO NOT WRITE BELOW THIS LINE

------------------------------------------------------------------------------------------------------------------------------
                        SHARES CONVERTED                                               SHARES CONVERTED
 SHARES SURRENDERED        INTO CASH            CHECK NO.         AMOUNT OF CHECK         INTO STOCK        CERTIFICATE NO.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 SHARES SURRENDERED         BLOCK NO.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

Delivery Prepared By _______________ Checked By______________ Date __________

                                  INSTRUCTIONS

A.  SPECIAL CONDITIONS.

     1. Time in Which to Elect. To be effective, an Election (as hereinafter defined) on this form or a facsimile hereof, accompanied by the above-described certificates representing shares of Bibb Common Stock or a proper guarantee of delivery thereof, must be received by the Exchange Agent, at the address set forth above, no later than the close of business on the business day prior to the Effective Time (which Effective Time is expected to occur on the date of the Bibb Special Meeting on September 28, 1998). Bibb Stockholders whose certificates are not immediately available may also make an Election by completing this form or a facsimile thereof, having the Guarantee of Delivery box properly completed and duly executed (subject to the condition that the certificates, the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Bibb, no later than 5:00 P.M. (Atlanta time) on the third NYSE trading day after the Election Date). Holders whose Letters of Transmittal and Forms of Election and certificates (or proper guarantees of delivery of certificates) are not so received will not be entitled to specify their preference and may receive either shares of Dan River Class A Common Stock, cash or a combination thereof in the Merger, determined in accordance with Section 2.1 of the Merger Agreement. See Instruction C.

     2. Change or Revocation of Election. All elections will be irrevocable. Once a Bibb Stockholder delivers a Letter of Transmittal and Form of Election to the Exchange Agent, such stockholder may not sell, transfer or otherwise dispose of his or her Bibb Common Stock.

     3. Nullification of Election. All Letters of Transmittal and Forms of Election will be void and of no effect if the Merger is not consummated, and certificates submitted therewith shall be promptly returned to the persons submitting the same.

B.  TYPES OF ELECTIONS.

     Subject to the provisions of Section 2.1 of the Merger Agreement, each share of Bibb Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into (i) the right to receive 0.84615 shares of Dan River Class A Common Stock, (ii) the right to receive $16.50 in cash, without interest, or (iii) the right to receive a combination of shares of Dan River Class A Common Stock and cash.

     By properly completing the box marked "Type of Election," each holder may indicate (an "Election") the number of shares of Bibb Common Stock owned by such holder which such holder desires to have converted into:

          (i) the right to receive cash in the Merger ("Cash Election") in the amount of $16.50 per share;

          (ii) the right to receive 0.84615 shares of Dan River Class A Common Stock in the Merger ("Stock Election"); or

          (iii) the right to express no preference as to the receipt of cash or shares of Dan River Class A Common Stock in the Merger ("Non-Election").

     See Instruction E(4) for information concerning the right to make multiple Elections and Instruction E(5) for information concerning the submission of a Combined Letter of Transmittal and Form of Election.

C.  ELECTION AND PRORATION PROCEDURES.

     A description of the election and proration procedures is set forth in the Joint Proxy Statement under "The Merger--Terms of the Merger Agreement--Merger Consideration" and "The Merger -- Terms of the Merger Agreement -- Election Procedures." A full statement of the election and proration procedures is contained in Article II of the Merger Agreement. All Elections are subject to compliance with the election procedures and to the proration procedures set forth in the Merger Agreement. IN CONNECTION WITH MAKING ANY ELECTION, EACH BIBB STOCKHOLDER SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE

INFORMATION CONTAINED IN THE JOINT PROXY STATEMENT UNDER "THE MERGER--CERTAIN FEDERAL INCOME TAX CONSEQUENCES."

D.  RECEIPT OF CHECKS AND DAN RIVER CLASS A COMMON STOCK.

     As soon as practicable after the Effective Time, bank checks and/or certificates representing shares of Dan River Class A Common Stock will be distributed to those holders who are entitled thereto and who have surrendered their certificates representing shares of Bibb Common Stock to the Exchange Agent for cancellation. In no event shall the holder of any surrendered certificate for shares of Bibb Common Stock be entitled to receive any interest on any cash to be received in the Merger.

E.  GENERAL.

     1. Execution and Delivery. This Letter of Transmittal and Form of Election or a facsimile hereof must be properly filled in, dated and signed, and must be delivered (together with stock certificates representing the shares of Bibb Common Stock as to which the Election is made or with a duly signed guarantee of delivery of such shares) to the Exchange Agent at the address set forth above.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

     2. Inadequate Space. If there is insufficient space for any material required by this Letter of Transmittal and Form of Election, please attach a separate sheet.

     3. Signatures. The signature (or signatures, in the case of (i) certificates owned by two or more joint holders or (ii) two or more holders who choose to submit a Combined Letter of Transmittal and Form of Election) on the Letter of Transmittal and Form of Election should correspond exactly with the name(s) as written on the face of the certificate(s) unless the shares of Bibb Common Stock described on the Letter of Transmittal and Form of Election have been assigned by the registered holder(s), in which event the Letter of Transmittal and Form of Election should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

     If the Letter of Transmittal and Form of Election is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates with signature(s) Medallion guaranteed.

     If the Letter of Transmittal and Form of Election is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or in any other representative or fiduciary capacity, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with the Letter of Transmittal and Form of Election.

     Certificates may be surrendered by a firm acting as agent for the registered holder(s) if such firm is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

     4. Multiple Elections Allowed. A holder may make a single Election for all of such holder's shares of Bibb Common Stock, or, alternatively, different Elections may be made for different portions of such holder's shares.

     5. Combined Letter of Transmittal and Form of Election. Two or more holders of shares of Bibb Common Stock, either of whom may be deemed constructively to own the other's shares of Bibb Common Stock by reason of the ownership attribution rules of Section 318 of the Code, may submit a Combined Letter of Transmittal and Form of Election containing a single Election as to all (or part) of their shares of Bibb Common Stock. If two or more such holders are submitting a Combined Letter of Transmittal and Form of Election, check the box under "Combined Letter of Transmittal and Form of Election".

     6. Checks and New Certificates in Same Name. If checks or certificates representing shares of Dan River Class A Common Stock are to be payable to the order of or registered in exactly the same name that appears on the old certificates representing shares of Bibb Common Stock being submitted herewith, it will not be necessary to endorse the old certificates or to pay for transfer taxes.

     7. Checks and New Certificates in Different Name. If checks or stock certificates are to be payable to the order of or registered in other than exactly the name that appears on the old certificates submitted herewith, the certificates submitted must be endorsed, or accompanied by appropriate, signed stock powers, with the signature guaranteed by a firm that is a member of the New York Stock Exchange Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution").

     8. Special Delivery Instructions. If the checks or the certificates for the shares of Dan River Class A Common Stock are to be issued in the name of the registered holder(s) of shares of Bibb Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in the space provided.

     9. Stock Transfer Taxes. Dan River will bear the liability for any state stock transfer taxes applicable to the delivery of checks and stock certificates in connection with the Merger; provided, however, that if any such check or certificate is to be issued to any person other than the registered holder of the shares of Bibb Common Stock represented by the certificates submitted, it shall be a condition of the issuance and delivery of such check or certificate that the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person shall be delivered to the Exchange Agent or satisfactory evidence of the payment of such taxes, or exemption therefrom shall be submitted before such check or certificate will be issued. However, if such checks or certificates are to be delivered to a nominee of, and are to be distributed to, the registered holders of the shares of Bibb Common Stock covered by a Combined Letter of Transmittal and Form of Election and the appropriate box under Special Payment Instructions is marked, no stock transfer taxes need be paid.

     10. Lost or Destroyed Certificate(s). If any Bibb Common Stock certificate has been lost, stolen or destroyed, immediately notify the Exchange Agent IN WRITING. Your letter should be forwarded along with your properly completed Letter of Transmittal and Form of Election and any certificates you may have in your possession. Once written notification of the loss is received by the Exchange Agent, an affidavit of loss and indemnity agreement, along with instructions which include the cost of replacing the certificate, will be sent to the holder of the Bibb Common Stock represented by the lost certificate. The exchange cannot be processed until any missing certificate has been replaced.

     11. Dividends on the Shares of Dan River Class A Common Stock. It is important that certificates representing Bibb Common Stock be surrendered promptly because until so surrendered the holders thereof will not be entitled to receive payment of dividends or other distributions which may be declared and payable on shares of Dan River Class A Common Stock, to the extent holders of Dan River Class A Common Stock are entitled thereto. Upon surrender, any such dividends or other distributions payable from the Effective Time on the shares of Dan River Class A Common Stock, and any amounts payable in respect of fractional shares will be paid, without interest, to the recordholder(s) in whose name(s) the certificates representing the shares of Dan River Class A Common Stock were issued, subject to the terms of the Merger Agreement and applicable law.

     12. Miscellaneous. A single check and/or a single stock certificate will be issued, except in the case of holders who choose to make a Combined Letter of Transmittal and Form of Election, in which case multiple checks and stock certificates will be issued.

     All questions with respect to this Letter of Transmittal and Form of Election and the Elections (including, without limitations, questions relating to the timeliness or effectiveness of any Election and computations as to proration) will be determined by Dan River and Bibb, which determinations shall be conclusive and binding.

     Additional copies of this Form of Election may be obtained from the Exchange Agent (whose telephone number is 1-800-633-4236).

F.  IMPORTANT TAX INFORMATION.

     In order to prevent the application of federal income tax backup withholding, each holder must provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") and certify that such holder is not subject to backup withholdings. An individual's social security number is such individual's TIN. The TIN should be provided in the box in Substitute Form W-9. A holder who does not file a Form of Election should provide the TIN on Internal Revenue Service Form W-9. As a result of the allocation procedures described in the Joint Proxy Statement and the payment of cash in lieu of fractional shares of Dan River Class A Common Stock, a Bibb Stockholder making a Stock Election may receive cash in the Merger and, accordingly, should complete the Substitute Form W-9.

     Under federal income tax law, any person who is required to furnish such person's correct TIN to another person, and who fails to comply with such requirements, may be subject to a $50 penalty imposed by the Internal Revenue Service.

     If backup withholding applies to a holder, the Exchange Agent is required to withhold 31% on payments for Bibb Common Stock made to such holder pursuant to the Merger. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. Certain holders, including, among others, corporations and certain foreign holders are generally not subject to these backup withholding and reporting requirements. To qualify as an exempt recipient on the basis of foreign status, a foreign holder must submit a certificate of Foreign Status on Internal Revenue Service Form W-8 (or an appropriate substitute Form) (which the Exchange Agent will provide upon request), signed under penalties of perjury, to the Exchange Agent attesting to that holder's exempt status.

     If the electing holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write "Applied For" in the box provided for the TIN on Substitute Form W-9 on the Election Form. In such case, if the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% on payments for any Bibb Common Stock thereafter made to the holder pursuant to the Merger until a TIN is provided to the Exchange Agent.

     See the enclosed Guidelines for Certification of Taxpayer Identification Number for additional information.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------
                                       GIVE THE NAME AND
                                        SOCIAL SECURITY
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
-----------------------------------------------------------
 1.  An individual's account         The individual
 2.  Two or more individuals (joint  The actual owner of
     account)                        the account or, if
                                     combined funds, the
                                     first individual on
                                     the account(1)
 3.  Husband and wife (joint         The actual owner of
     account)                        the account or, if
                                     joint funds, either
                                     person(1)
 4.  Custodian account of a minor    The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint          The adult or, if the
     account)                        minor is the only
                                     contributor, the
                                     minor(1)
 6.  Account in the name of          The ward, minor or
     guardian or committee for a     incompetent person(3)
     designated ward, minor, or
     incompetent person
 7.  a. The usual revocable savings  The grantor-
       trust account (grantor is     trustee(1)
       also trustee)
     b. So-called trust account      The actual owner(1)
       that is not a legal or valid
       trust under State law
 8.  Sole proprietorship account     The owner(4)
-----------------------------------------------------------

---------------------------------------------------------
                                       GIVE THE EMPLOYER
                                         IDENTIFICATION
     FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
-----------------------------------------------------------
 9.  A valid trust, estate, or       The legal entity (Do
     pension trust                   not furnish the
                                     identifying number of
                                     the personal
                                     representative or
                                     trustee unless the
                                     legal entity itself is
                                     not designated in the
                                     account title)(5)

10.  Corporate account               The corporation

11.  Religious, charitable, or       The organization
     educational organization
     account

12.  Partnership account held in     The partnership
     the name of the business

13.  Association, club, or other     The organization
     tax-exempt organization

14.  A broker or registered nominee  The broker or nominee
-----------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5 -- Application for a Social Security Number Card, or Form SS-4 -- Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You can get Forms SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

PAYEES EXEMPT FROM BACKUP WITHHOLDING
The following payees are specifically exempted from backup withholding on ALL payments:
  - An organization exempt from tax under section 501(a) of the Internal Revenue Code (the "Code"), an individual retirement plan, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
  - The United States or any of its agencies or instrumentalities.
  - A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
  - A foreign government, or any of its political subdivisions, agencies or instrumentalities.
  - An international organization or any of its agencies or instrumentalities. The following payees may be exempt from backup withholding:
  - A corporation.
  - A foreign central bank of issue.
  - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
  - A futures commission merchant registered with the Commodity Futures Trading Commission.
  - A real estate investment trust.
  - An entity registered at all times during the tax year under the Investment Company Act of 1940.
  - A common trust fund operated by a bank under section 584(a) of the Code.
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.
  - A financial institution.
  - A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
  - A trust exempt from tax under section 664 or described in section 4947.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A of the Code.

  PRIVACY ACT NOTICE.--Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.


                                      11